Exhibit 99.1

TURNING INSIGHTS INTO ACTION Dan Chard, CEO Medifast, Inc. (NYSE: MED)

Health and Wellbeing Company Founded in 1980 $275M Sales One Market (USA) NYSE: MED

Forbes’ Best Small Companies in America 2006, 2008, 2009, 2012, 2013, 2014 2010 Named #1 Small Company in America by Forbes Forbes’ 100 Most Trustworthy Companies 2016, 2017

81% of 2016 Revenue Direct Selling Association 2017 Top 20 U.S.

Online Self - Directed Brick & Mortar 1 - on - 1 Counseling Direct Selling Health Coaches Wholesale Physicians ®

History Journey Transformation

10.7 12.1 12.7 1960-1962 1971-1974 1976-1980 Adult Obesity Rate Source: CDC/NCHS Data, incl. NHANES

1980’s

1980’s

It started with a doctor who created a plan to help his patients who were struggling with their weight

Dr. William Vitale Doctor - created, Doctor - recommended

10.7 12.1 12.7 20.5 27.7 1960-1962 1971-1974 1976-1980 1998-1994 1999-2000 Adult Obesity Rate Source: CDC/NCHS Data, incl. NHANES

Bradley T. MacDonald (1948 - 2012) Year 1999

Year 2000: www.medifastdiet.com

Year 2002: Began weight control center business

W hat started with one doctor, c ontinued with an ex - Marine and a Critical C are Physician 2003 Bradley T. MacDonald (1948 - 2012) Dr. Wayne Andersen Life - changing Plans & Products Life - changing Vision

Direct Selling Model Multi - level Compensation Plan With products sold through a community of Health Coaches 2003

10.7 12.1 12.7 20.5 27.7 28.3 31.7 33.8 32.5 35.9 0 5 10 15 20 25 30 35 40 Adult Obesity Rate Source: CDC/NCHS Data, incl. NHANES

$15M $223M - 50 100 150 200 250 300 2005 2016 Medifast, Inc. Revenue $40M $275M TSFL Internet Centers & Doctors $222M

Turning Insights Into Action

Conclusion 1: Most Diets Don’t Work “the body will, in the long run, fight like hell to get that fat back” “The Weight Loss Trap”, Alexandra Sifferlin TIME magazine, May 25, 2017

Conclusion 2: It’s about Changing Behavior The one commonality for those who lose weight and become more healthy is that they had to make changes in their everyday behaviors “The Weight Loss Trap”, Alexandra Sifferlin TIME magazine, May 25, 2017

Conclusion 3: It’s Not about Weight, It’s a bout Life People with long - term weight loss tend to be motivated by something other than a slimmer waist “The Weight Loss Trap”, Alexandra Sifferlin TIME magazine, May 25, 2017

LIFELONG TRANSFORMATION ONE HEALTHY HABIT AT A TIME ™ .

Our Offer Clinically Studied and Doctor - Recommended Products and Programs Health Coach Support Habits of Health Financial Opportunity

Insight #1 - Support and Community -

SUCCESS IN REACHING YOUR OPTIMAL WEIGHT. Study after study shows that support and guidance increase your chances for

0 4 8 12 16 Change in Weight Weeks Change in Body Weight 5&1 with coaching support Self-directed, reduced calorie diet Unpublished, preliminary data

HELP STEER YOU TO SUCCESS. No matter what you’re facing, your coach has likely been in your very same shoes and can

Your coach guides you and helps you celebrate THE LITTLE VICTORIES THAT ADD UP TO THE BIG ONES.

YOU’RE PART OF A COMMUNITY of like - minded, like - hearted people who support each other through and through.

Insight #2 Lifelong Transformation. One Healthy Habit at a Time TM

W E H E L P Y O U SUCCEED WHERE OTHER PROGRAMS FAIL because we incorporate Healthy Habits in everything you do.

NUTRITION SLEEP MOVEMENT HYDRATION COACHES HELP YOU LEARN THE HABITS OF HEALTH that create Optimal Health ™ and lead to lifelong transformation.

Insight #3 Weight Loss is a Catalyst for Bigger Changes

We believe Optimal Health ™ is about WHAT’S ADDED TO YOUR LIFE, NOT WHAT’S SUBTRACTED FROM THE SCALE.

THIS IS THE CATALYST FOR BIGGER CHANGES. It starts with achieving a healthy weight.

YOU INCREASE YOUR HEALTH, CONFIDENCE AND VITALITY. When you achieve your optimal weight,

YOU CREATE SPACE FOR A BIGGER LIFE.

Final Insight The Direct Selling Model is the o nly way to fully leverage these insights

So we’ve taken action

To transform our company

So we can transform more lives

One Mission To offer the world LIFELONG TRANSFORMATION one healthy habit at a time TM

New Exclusive Fuelings Convenient, nutritionally interchangeable, scientifically - designed Fuelings .

All you have to do is take the first step. YOUR BIGGER LIFE IS WAITING.

Medifast®

TURNING INSIGHTS INTO ACTION

Dan Chard, CEO
Medifast, Inc. (NYSE: MED)

Medifast

Health and Wellbeing Company

Founded in 1980
$275M Sales
One Market (USA)
NYSE: MED

Medifast

Forbes | 2017
AMERICA'S MOST TRUSTWORTHY COMPANIES

Forbes' Best Small Companies in America
2006, 2008, 2009, 2012, 2013, 2014
2010 Named #1 Small Company in America by Forbes

Forbes' 100 Most Trustworthy Companies
2016, 2017

81% of 2016 Revenue

Direct Selling Association
2017 Top 20 U.S.


Medifast
Take Shape For Life
Direct Selling
Health Coaches
Medifast DIRECT
Online
Self-Directed
Medifast WEIGHT CONTROL CENTERS
Brick & Mortar
1-on-1 Counseling
Medifast PARTNERS
Wholesale
Physicians

Medifast

Take Shape For Life

History

↓

Journey

↓

Transformation


Adult Obesity Rate
10.7
12.1
12.7
1960-1962
1971-1974
1976-1980
Source: CDC/NCHS Data, incl. NHANES


TIME
MAN
OF THE
YEAR

1980’s





1980’s


VOGUE
Oprah!
A Major Movie,
An Amazing
Makeover

It started with a doctor
who created a plan to help his patients
who were struggling with their weight

Dr. William Vitale

Medifast®

Doctor-created, Doctor-recommended




Adult Obesity Rate
10.7
12.1
12.7
20.5
27.7
1960-1962
1971-1974
1976-1980
1998-1994
1999-2000
Source: CDC/NCHS Data, incl. NHANES



Year 1999


MEDIFAST

Bradley T. MacDonald
(1948-2012)


MEDIFAST
MEDIFAST
Chicken Noodle Soup
MEDIFAST
Diabetics
Diabetics
Diabetics
Diabetics
Diabetics
MEDIFAST
Minestrone Soup
MEDIFAST
Hearty Oatmeal
MEDIFAST
Hearty Oatmeal
MEDIFAST
Homestyle Chili

Year 2000: www.medifastdiet.com


MEDIFAST 800-638-7867
LOSE UP TO 20 LBS
LOSE 20-40 LBS
LOSE 40+ LBS
SHOPPER LOGIN
PRODUCTS: -- SELECT A CATEGORY --
ABOUT US
IN THE NEWS
BODY MASS INDEX
INSTRUCTION HANDBOOK
KOSHER
PRACTITIONERS
DISCLAIMERS
E-MAIL
Recommendations
How much weight do you want to lose?
Obesity is a U.S. epidemic that has surged in the past decade and now affects nearly one in five adults, killing some 300,000 a year.
Obesity is a life-long struggle for many, but research has shown that a mere 10% reduction in excess body weight significantly reduces the obesity-related risk factors for many chronic diseases, such as diabetes, cancer, and heart disease.
continue this article >>
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Healthrite 11445 Cronhill Drive Owings Mills, MD 21117 USA Phone 1-800-638-7867 Fax - 410-581-8070 Mon - Fri 8am - 6pm (EST)

Year 2002: Began weight control center business


Medifast
WEIGHT CONTROL CENTERS
137

2003

Life-changing Plans & Products


MEDIFAST

Bradley T. MacDonald
(1948-2012)

What started with one doctor, continued with an ex- Marine and a Critical Care Physician

Life-changing Vision



Dr. Wayne Andersen

2003

Take Shape For Life®

Direct Selling Model
Multi-level Compensation Plan
With products sold through a community of Health Coaches



Adult Obesity Rate
40
35
30
25
20
15
10
5
0
10.7
12.1
12.7
20.5
27.7
28.3
31.7
33.8
32.5
35.9
1960-1962
1971-1974
1976-1980
1998-1994
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
2009-2010
Source: CDC/NCHS Data, incl. NHANES



Medifast, Inc. Revenue
300
250
200
150
100
50
-
$40M
$15M
2005
$275M
$222M
TSFL
Internet
Centers & Doctors
2016

Turning Insights Into Action


TIME
THE WEIGHT LOSS TRAP
Low carb. Low fat.
Paleo. Vegan.
Flexitarian.
Why your diet isn't working
By Alexandra Sifferlin

Conclusion 1:

Most Diets Don't Work

"the body will, in the long run,
fight like hell
to get that fat back"

"The Weight Loss Trap", Alexandra Sifferlin
TIME magazine, May 25, 2017

Conclusion 2:

It's about Changing Behavior

The one commonality for those who lose weight and become more healthy is that they had to make changes in their everyday behaviors

"The Weight Loss Trap", Alexandra Sifferlin
TIME magazine, May 25, 2017

Conclusion 3:

It’s Not about Weight, It’s about Life

People with long-term weight loss tend to be motivated by something other than a slimmer waist

“The Weight Loss Trap”, Alexandra Sifferlin
TIME magazine, May 25, 2017


LIFELONG
TRANSFORMATION
ONE HEALTHY HABIT AT A TIME™.

Our Offer

Clinically Studied and Doctor-Recommended Products and Programs

Health Coach Support

Habits of Health

Financial Opportunity

Insight #1

- Support and Community -


Study after study shows that support and guidance increase your chances for
SUCCESS IN REACHING YOUR OPTIMAL WEIGHT.


Change in Body Weight
Change in Weight
0
4
8
12
16
Weeks
5&1 with coaching support
Self-directed, reduced calorie diet

Unpublished, preliminary data


No matter what you're facing, your coach has likely been in your very same shoes and can
HELP STEER YOU TO SUCCESS.


Your coach guides you and helps you celebrate
THE LITTLE
VICTORIES THAT
ADD UP TO
THE BIG ONES.


YOU'RE PART OF
A COMMUNITY
of like-minded, like-hearted
people who support each other
through and through.

Insight #2

Lifelong Transformation.
One Healthy Habit at a Time™


WE HELP YOU
SUCCEED
WHERE OTHER
PROGRAMS FAIL
because we incorporate
Healthy Habits in everything you do.

COACHES HELP YOU LEARN THE HABITS OF HEALTH

that create Optimal Health™ and lead to lifelong transformation.


NUTRITION
SLEEP
MOVEMENT
HYDRATION

Insight #3

Weight Loss is a Catalyst for Bigger Changes

We believe Optimal Health™ is about

WHAT'S ADDED TO YOUR LIFE, NOT WHAT'S SUBTRACTED FROM THE SCALE.


It starts with achieving
a healthy weight.
THIS IS THE
CATALYST FOR
BIGGER CHANGES.


When you achieve your optimal weight,
YOU INCREASE YOUR HEALTH, CONFIDENCE AND VITALITY.


YOU CREATE
SPACE FOR
A BIGGER LIFE.

Final Insight

The Direct Selling Model is the
only way to fully leverage these insights

So we’ve taken action

To transform our company

So we can transform more lives

OPTAVIA™

Medifast®

OPTAVIA™


One Mission
To offer the world
LIFELONG TRANSFORMATION
one healthy habit at a time™


New Exclusive Fuelings
Convenient, nutritionally interchangeable, scientifically-designed Fuelings.


YOUR BIGGER
LIFE IS WAITING.
All you have to do is take the first step.
OPTAVIA™